ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



            As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 17, 1996 on the consolidated financial statements (and schedules) of The Quick & Reilly Group, Inc. incorporated by reference in the Company's Form 10-K for the year ended February 29, 1996 and to all references to our Firm included in this registration statement.



                                           ARTHUR ANDERSEN LLP


May 5, 1997




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